

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance sheet of CNL Income Fund XVII,  Ltd. at June 30, 2000, and its statement of income for the six months  then ended and is  qualified  in its  entirety  by reference  to the FOrm 10-Q of CNL  Income  Fund XVII,  Ltd.  for the six months ended June 30, 2000.
</LEGEND>


<PERIOD-TYPE>                                  6-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   JUN-30-2000
<CASH>                                         799,386
<SECURITIES>                                   0
<RECEIVABLES>                                  181,255
<ALLOWANCES>                                   72,329
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         21,855,457
<DEPRECIATION>                                 1,444,982
<TOTAL-ASSETS>                                 25,781,304
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     24,883,726
<TOTAL-LIABILITY-AND-EQUITY>                   25,781,304
<SALES>                                        0
<TOTAL-REVENUES>                               1,057,693
<CGS>                                          0
<TOTAL-COSTS>                                  380,402
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                414,096
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            414,096
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   414,096
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

     <F1> Due to the nature of its industry,  CNL Income Fund XVII, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
